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                                                                    Exhibit 32.2

    Certification of Senior Vice President and Chief Financial Officer under
                 Section 906 of the Sarbanes-Oxley Act of 2002.

         The undersigned Senior Vice President and Chief Financial Officer of United Community Bankshares of Florida, Inc. does hereby certify, to such officer's knowledge, that this report fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operation of United Community Bankshares of Florida, Inc.

                                      /s/ Shirley L. Tyler
                                      ----------------------------------------
                                      Shirley L. Tyler
                                      Senior Vice President and Chief Executive
                                      Officer

Date: March 25, 2004